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                                                                  EXHIBIT 10(a)


                             MODIFICATION AGREEMENT


        THIS MODIFICATION AGREEMENT (the "Agreement") is made and entered into as of the 7th day of August , 1997, by and between Stearns and Lehman, Inc. ("Borrower"); and the FIRST KNOX NATIONAL BANK of Mount Vernon ("Bank").

        WHEREAS, Borrower executed a certain promissory note (the "Note") dated December 2, 1996, in the original principal amount of $ 750,000.00 payable to the order of Bank on or before July 2, 2007, a true and correct copy of the Note being attached hereto as "Exhibit A" and incorporated herein by reference, which
Note is presently unpaid and represents as outstanding principal balance of $ 750,000.00 ; and

        WHEREAS, the parties desire to modify certain provisions with respect to the principal repayment, signors and reporting requirements provided for in the Note, but otherwise preserving all other terms and conditions of the Note and any other instrument or document executed in connection with the Note.

        NOW THEREFORE, in consideration of and subject to the covenants and terms contained herein and for other good and valuable consideration, the parties hereto agree as follows:

        1. Payment of principal: The unpaid principal balance of the Note shall be paid in consecutive equal monthly installments of principal and interest in the amount of $ 9,652.28 on the 31st day of each month beginning October 31, 1997, and monthly thereafter, with the remaining balance, together with all unpaid accrued interest thereon, due on or before September 30, 2007.
This extends the Line of Credit draw period to September 30, 1997.

        2. Interest Rate: Payment of Interest: The unpaid principal of the Note shall now bear interest at a per annum rate of interest equal to prime plus 0.75 percent, and shall be calculated on the above basis beginning August 6, 1997 , and shall continue to be paid monthly and at maturity on the dates provided in
Section 1 above. Said rate will adjust annually beginning October 31. 1998 with the payment adjusted to fully amortize the loan by September 30, 2007.

        3. Modification Fee: In consideration of this modification, Borrower shall pay to Bank at the time this Agreement is executed an amount equal to
_________.

        4. Ratification of Note: Loan Agreement and Mortgage Provisions: This Agreement constitutes only a modification of the indebtedness represented by the Note and Borrower hereby acknowledges, ratifies, and confirms all of the provisions of the Note except as herein expressly modified of any credit or loan agreement executed in connection with the Note, and of any mortgage deed or security agreement executed in connection with this Note or applicable to the Note, including provisions for the acceleration of the maturity of the debt upon any event of default and for the enforcement by Bank of all remedies it may have according to law. In addition, Borrower, acknowledges, ratifies and confirms any and all other security interests previously granted to Bank in any other collateral for this indebtedness as continuing in full force and effect.

                           Exhibit #10(a), Page 1 of 3

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        5. Continuation of Mortgage Liens and Security Interest: Except for the
modifications above stated, this Agreement does not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Note, nor does it in any manner affect or impair any mortgage deed or security agreement executed in connection with the Note or applicable to the Note, which Borrower hereby acknowledges to be a valid and existing lien on the property described in any mortgage a deed or security agreement, and such mortgage liens or security interests are hereby agreed to be continued in full force and effect from the date hereof until debt herein is fully satisfied.

        6. No Course of Dealing; Waiver: Borrower expressly acknowledges and agrees that the execution of this Agreement shall not constitute a waiver of, and shall not preclude the exercise of, any right, power or remedy granted to Bank in any document evidencing the indebtedness of Borrower to Bank, or as provided by law, except to the extension expressly provided herein. No previous modification, extension or compromise entered into with respect to any indebtedness of Borrower to Bank shall constitute a course of dealing or be inferred or construed as constituting an express or implied understanding to enter into any future modification, extension or compromise. No delay on the part of Bank in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Bank's rights, powers or remedies.

        7. Promise to Pay: Borrower hereby covenants and promises to pay the order of Bank, the unpaid principal balance of the Note together with interest as provided therein, and hereby promises (as modified by this Agreement) to perform all of the covenants, conditions, stipulations and agreements as contained in the Note, and in any other document or instrument executed in connection with the Note or referencing the Note, and as provided herein.

        8. Obligations Joint and Several: The obligations hereunder of each of the undersigned, if there be more than one, whether as Borrower or co-maker shall be joint and several, and any reference herein to Borrower or to the undersigned shall be deemed to be applicable to each such person separately as well as to all.

        9. Governing Law: This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of Ohio. Further, the parties hereto intend that this Agreement shall be in compliance with all applicable laws and shall be enforceable in accordance with its terms. If any provisions of this Agreement shall be illegal or unenforceable with respect to the Note or with respect to any such mortgage deed or security agreement, such provision shall be deemed canceled to the same extent as though it never had appeared herein, but the remaining provisions shall not be affected thereby.

        10. Acknowledgment by Guarantor: This Agreement shall only be effective upon the acknowledgment and acceptance by any guarantor, guaranteeing the performance of Borrower's obligations under the Note pursuant to any contract of guaranty, that the terms of any such contract of guaranty shall continue in full force and effect with respect to the liability evidence by the Note. Irrespective of any modification made by this agreement, which acknowledgment and acceptance shall be evidence by the execution of this Agreement by the guarantor at the space indicated below.

                           Exhibit #10(a), Page 2 of 3

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        11. Further Assurances: Borrower further agrees to execute and deliver any and all other documents and take any and all other steps or actions reasonable deemed necessary by Bank to effectuate this Agreement.

        12. Successors and Assigns: This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of Bank and its respective successors and assigns.

        13. Titles and Headings: The titles and headings herein are intended to promote convenience and are not a part of this Agreement for purposes of interpreting and applying the provisions hereof.


        IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be executed in manner and form sufficient to bind them at Mount Vernon, Knox County, Ohio, as of the date first above written.


       FIRST KNOX NATIONAL BANK                    STEARNS AND LEHMAN, INC.

   By:  /s/ Jim Brinker                        By:  /s/ William Stearns
       ------------------------                    ---------------------------
       Jim Brinker, V.P.                           William Stearns, Pres.

                                               By:  /s/ John Chuprinko
                                                   ---------------------------
                                                   John Chuprinko, C.F.O.

                           Exhibit #10(a), Page 3 of 3